UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) June 10, 2003


                 COMPETITIVE TECHNOLOGIES, INC.
     (Exact name of registrant as specified in its charter)



Delaware                 1-8696                   36-2664428
(State or other          (Commission File         (IRS Employer
jurisdiction             Number)                  Identification No.
of incorporation)




1960 Bronson Road, Fairfield, Connecticut         06824
(Address of principal executive offices)         (Zip Code)



Registrant's  telephone number, including area code   (203)  255-6044



Item 9.  Regulation FD Disclosure.

     On June 10, 2003, Competitive Technologies, Inc. (CTT) announced it fiscal results for the quarter ended April 30, 2003.
A copy of CTT's press release is attached hereto as Exhibit 99.1.

     In accordance with SEC Release Numbers 33-8216 and 34-47583, the information in this Form 8-K and the attached exhibit is being furnished under Item 9 rather than under Item 12 and is not deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.




                           Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COMPETITIVE TECHNOLOGIES, INC.
                                   Registrant


Date:   June  10,  2003               /s/  Frank R. McPike, Jr.
                                      By:  Frank R. McPike, Jr.
                                           Executive Vice President,
                                           Chief Financial Officer and
                                           Authorized Signer


Exhibit Index

     99.1 Press release dated June 10, 2003.            3-5